UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☒	Soliciting Material Under Rule 14a-12

INTRA-CELLULAR THERAPIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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Intra-Cellular Therapies, Inc. (“ITCI”) expects to file a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies to approve a proposed transaction with Johnson & Johnson contemplated by that certain Agreement and Plan of Merger, dated as of January 10, 2025, by and among ITCI, Johnson & Johnson, and Fleming Merger Sub, Inc. (“Merger Sub”), pursuant to which , subject to the terms and conditions thereof, Merger Sub will merge with and into ITCI (the “Transaction”), with ITCI surviving the Merger as a wholly owned subsidiary of Johnson & Johnson, at a special meeting of ITCI stockholders.

Item 1: On January 13, 2025, the Chairman and Chief Executive Officer of ITCI, Sharon Mates, Ph.D., sent an email to ITCI’s employees, which is filed herewith as Exhibit 1.

Item 2: On January 13, 2025, ITCI circulated a presentation to certain of its employees, a copy of which is filed herewith as Exhibit 2.

Item 3: On January 13, 2025, ITCI circulated a set of talking points to certain of its employees, a copy of which is filed herewith as Exhibit 3.

Item 4: On January 13, 2025, ITCI published certain FAQs on its internal website, a copy of which is filed herewith as Exhibit 4.

Item 5: On January 13, 2025, ITCI published a message on LinkedIn, which is filed herewith as Exhibit 5.

Additional Information and Where to Find It

In connection with the transaction, Intra-Cellular Therapies, Inc. (“ITCI”) plans to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that ITCI may file with the SEC and send to its stockholders in connection with the transaction. Before making any voting decision, ITCI’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about ITCI and the transaction.

ITCI’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about ITCI, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement (if and when available) and other documents filed by ITCI with the SEC may be obtained, without charge, by contacting ITCI through its website at https://ir.intracellulartherapies.com.com/.

Participants in the Solicitation

Johnson & Johnson and ITCI and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ITCI in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is available in Johnson & Johnson’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 16, 2024, and Johnson & Johnson’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 13, 2024. Information about ITCI’s directors and executive officers is available in ITCI’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and ITCI’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024. To the extent holdings of Johnson & Johnson’s or ITCI’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 3 filed by Sanjeev Narula on August  14, 2024 and the Form 4s filed by: Sharon Mates on August  23, 2024, August  28, 2024, August  30, 2024 and December  6, 2024; Joel S. Marcus on June  18, 2024 and June  25, 2024; Rory B. Riggs on June  18, 2024, June  25, 2024, July  2, 2024, October  2, 2024, October  15, 2024 and January  3, 2025; Eduardo Rene Salas on June  18, 2024 and June  25, 2024; Robert L. Van Nostrand on June  18, 2024, June  21, 2024, June  25, 2024 and July  2, 2024; Michael Halstead on November  14, 2024; Mark Neumann on August  20, 2024; and Sanjeev Narula on August 14, 2024. Investors and stockholders of ITCI are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from ITCI on ITCI’s website at www.intracellulartherapies.com or on request from Johnson & Johnson or ITCI. Additional information concerning the interests of ITCI’s participants in the solicitation, which may, in some cases, be different than those of ITCI’s stockholders generally, will be set forth in ITCI’s proxy statement relating to the proposed transaction when it becomes available.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the transaction. These forward-looking statements are based on ITCI’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by ITCI, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the transaction; (ii) potential litigation relating to the transaction that could be instituted by or against ITCI, Johnson & Johnson,or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the transaction will harm ITCI’s business, including current plans and operations; (iv) the ability of ITCI to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the transaction; (vi) continued availability of capital; (vii) legislative, regulatory and economic developments affecting ITCI’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the transaction that may impact ITCI’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as ITCI’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the transaction; (xii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances requiring ITCI to pay a termination fee or other expenses; (xiv) competitive responses to the transaction; (xv) ITCI’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to ITCI’s business, including those set forth in ITCI’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by ITCI with the SEC; and (xvii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on ITCI’s financial condition, results of operations, or liquidity. These forward-looking statements speak only as of the date they are made, and ITCI does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Exhibit 1

Internal CEO Message

E-mail Subject: ITCI and Johnson & Johnson Announce Transaction

From: [******] on behalf of Sharon Mates

CC: [******]

To: All ITCI employees

Release Date: Announcement Day: Mon., Jan. 13 at 6:30 a.m. ET

The following message is sent on behalf of Sharon Mates, Founder, Chairman & Chief Executive Officer

Dear Intra-Cellular Therapies Team,

Over the last several years, we have accomplished many significant milestones together at ITCI. And today, we reached another — as of early this morning, ITCI has announced that we have reached an agreement to enter into a transaction to join Johnson & Johnson. This transaction advances our efforts to deliver treatments that will transform the lives of patients living with psychiatric and neurologic diseases, supported by J&J’s commitment to redefine healthcare for patients and providers. I am excited about this transaction, and J&J has reinforced their excitement to welcome our talented people and world-class expertise to their company. All that we currently do and will offer to J&J will serve as catalyst for growth and enable us to achieve even more together for patients around the globe.

What this transaction means for our company

This is an incredible opportunity to draw upon our shared values and continue the life-changing work we have done to create a bright future for our patients, customers, employees and shareholders. With J&J’s resources and complementary footprint in neuropsychiatric and neurological care, we will be positioned to maximize the availability of CAPLYTA, and reach more patients living with schizophrenia and bipolar disorder. Together, we will offer a level of support and care that is unmatched worldwide.

What happens next

This transaction, which has the support of the Boards of Directors and the senior management teams of both companies, remains subject to customary closing conditions, including the approval of our shareholders and certain regulatory approvals. The completion of this transaction (also called the closing) is expected to occur later this year. At that time, ITCI will join J&J. Integration teams will be formed, with representatives from both companies, as soon as possible to begin to plan for integrating the two companies.

However, until closing of the transaction, ITCI will continue to operate as a separate company focused on delivering innovative treatments, and supporting patients and caregivers. I encourage you to stay focused on your day-to-day roles and responsibilities, and ensure you follow the important protocols prior to closing, which you will learn more about today. Note you should not discuss or exchange confidential, competitively sensitive information or other sensitive business information with external parties, including J&J.

1

CONFIDENTIAL

Internal CEO Message

Where to go for more information

I know you may have a variety of questions about today’s announcement. Please be assured that until the transaction closes, our compensation and benefit programs will continue in the normal course, and company policies and procedures will remain in place. As we proceed, we are committed to addressing your questions as best we can and supporting you with ongoing communications and resources. We encourage you to join our leaders for team meetings to be held today. Please stay tuned for an invitation to hear more about the proposed transaction and ask any questions on your mind. In the meantime, please review the attached press release, which was issued this morning, for additional details.

For those of you who are in customer-facing roles or interact with other key business partners, we have developed talking points to inform our contacts of this news. Later today you will be able to find these resources and more, including Frequently Asked Questions (FAQs) that we’ll update regularly, on Vinyl.

While we know this news is a lot to take in, it’s important that we continue with business as usual, focused on growing our business and delivering value to our shareholders. If you have questions regarding specific situations, please contact your manager or function leader and consult with Legal. If you receive any inquiries from the media, please direct them to [******], Vice President, Corporate Communications and Investor Relations at [******] or [******]. In addition, to help us comply with applicable SEC rules between announcement and closing, we ask that all ITCI employees refrain from any social media postings about the transaction.

We appreciate that this is a significant change — and it will take some time to work through it. However, we believe that this transaction represents an extraordinary opportunity to help more patients and further our development programs. We hope that you share our belief and excitement in this great potential. I am proud of all we have accomplished at ITCI and look forward to the promising future ahead.

Thank you for your continued commitment to ITCI — our mission, our patients, our shareholders and each other.

Sharon Mates

Founder, Chairman & Chief Executive Officer

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Internal CEO Message

Additional Information and Where to Find It

In connection with the transaction, Intra-Cellular Therapies, Inc. (“ITCI”) plans to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that ITCI may file with the SEC and send to its stockholders in connection with the transaction. Before making any voting decision, ITCI’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about ITCI and the transaction.

ITCI’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about ITCI, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement (if and when available) and other documents filed by ITCI with the SEC may be obtained, without charge, by contacting ITCI through its website at https://ir.intracellulartherapies.com/.

Participants in the Solicitation

Johnson & Johnson and ITCI and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ITCI in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is available in Johnson & Johnson’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 16, 2024, and Johnson & Johnson’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 13, 2024. Information about ITCI’s directors and executive officers is available in ITCI’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and ITCI’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024. To the extent holdings of Johnson & Johnson’s or ITCI’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 3 filed by Sanjeev Narula on August  14, 2024 and the Form 4s filed by: Sharon Mates on August  23, 2024, August  28, 2024, August  30, 2024 and December  6, 2024; Joel S. Marcus on June  18, 2024 and June  25, 2024; Rory B. Riggs on June  18, 2024, June  25, 2024, July  2, 2024, October  2, 2024, October  15, 2024 and January  3, 2025; Eduardo Rene Salas on June  18, 2024 and June  25, 2024; Robert L. Van Nostrand on June  18, 2024, June  21, 2024, June  25, 2024 and July  2, 2024; Michael Halstead on November  14, 2024; Mark Neumann on August  20, 2024; and Sanjeev Narula on August 14, 2024. Investors and stockholders of ITCI are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from ITCI on ITCI’s website at www.intracellulartherapies.com or on request from Johnson & Johnson or ITCI. Additional information concerning the interests of ITCI’s participants in the solicitation, which may, in some cases, be different than those of ITCI’s stockholders generally, will be set forth in ITCI’s proxy statement relating to the proposed transaction when it becomes available.

3

CONFIDENTIAL

Internal CEO Message

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the transaction. These forward-looking statements are based on ITCI’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by ITCI, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the transaction; (ii) potential litigation relating to the transaction that could be instituted by or against ITCI, Johnson & Johnson,or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the transaction will harm ITCI’s business, including current plans and operations; (iv) the ability of ITCI to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the transaction; (vi) continued availability of capital; (vii) legislative, regulatory and economic developments affecting ITCI’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the transaction that may impact ITCI’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as ITCI’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the transaction; (xii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances requiring ITCI to pay a termination fee or other expenses; (xiv) competitive responses to the transaction; (xv) ITCI’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to ITCI’s business, including those set forth in ITCI’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by ITCI with the SEC; and (xvii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on ITCI’s financial condition, results of operations, or liquidity. These forward-looking statements speak only as of the date they are made, and ITCI does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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CONFIDENTIAL

Exhibit 2 Intra-Cellular Therapies, Inc. (ITCI) Announcement Presentation For Employees (Commercial)

ITCI and Johnson & Johnson What’s happening… • ITCI will enter into a transaction to join Johnson & Johnson. • This transaction advances our efforts to deliver treatments that will transform the lives of patients living with psychiatric and neurologic J&J is excited to diseases, supported by J&J’s commitment to redefine healthcare for welcome ITCI to their patients and providers. Together, we will offer a level of support and organization. care that is unmatched worldwide. Our talented people, pioneering research and exciting portfolio will serve as a …and when? catalyst for growth – and allow us to • We expect to complete the transaction later this year subject to closing do even more for conditions – this is called the closing. patients together. • Until then, ITCI will continue to operate as a separate company focused on delivering innovative treatments, and supporting patients and caregivers. CONFIDENTIAL 2

An unmatched opportunity Why are we joining J&J? • This is an incredible opportunity for both ITCI and J&J. By joining together the complementary strengths of both organizations and drawing upon our shared values, we can continue the life-changing work we have done to grow our company and create a bright future for patients, our customers, employees and shareholders. We offer capabilities that will expand and complement J&J’s existing business and resources. • We are driving our goals forward. We are aiming to improve the lives of those affected by neuropsychiatric and neurologic disorders with a company that shares our vision and our values. • We will maximize the availability of CAPLYTA. With J&J’s resources and complementary footprint in neuropsychiatric and neurological care, we will be positioned to maximize the availability of CAPLYTA, and reach more patients living with schizophrenia and bipolar disorder. • We have more work to do. J&J’s experience in launching therapies globally in the neuroscience space will also help accelerate the potential launch of CAPLYTA in Major Depressive Disorder (MDD) and further the development of our pipeline, including ITI-1284. J&J is excited about these growth opportunities worldwide. The Boards of Directors and senior management teams at both companies strongly support this transaction. We hope that you will join us in recognizing this next chapter of our journey – and share in the belief that this opportunity creates a strong, innovative organization, united by science and our collective efforts to improve the healthcare landscape. CONFIDENTIAL View the press release for more details. 3

What does this mean for you? Key points for Commercial J&J is interested in ITCI because our capabilities can help advance J&J's commitment to developing innovative treatments in areas of significant unmet need to achieve their growth goals – and our Commercial efforts are critical for making that happen • J&J has a CNS franchise, but does not have a currently marketed oral product for schizophrenia, bipolar depression and Major Depressive Disorder (MDD) • Our teams complement each other very well, as J&J does not have a dedicated primary care sales force focused on CNS So what does that mean for us? • J&J has communicated that they are very impressed with the incredible work that you all have done to date to bring CAPLYTA to the marketplace to benefit hundreds of thousands of patients. • As a result they expect – and are eager for – our Commercial teams to continue our strong performance and remain focused on driving growth. • J&J is very focused on achieving a successful MDD launch in the second half of 2025. • They have expressed support of our planned sales force expansion and we expect that we will complete the expansion during the first half of 2025. CONFIDENTIAL 4

What does this mean for you? (cont’d) IMPORTANT NOTE: Until the transaction closes, we will continue to operate as Resources to support you separate companies. • Your role and day-to-day responsibilities will remain the same. We are committed to providing information as it becomes available. • Your compensation and benefit programs will continue in the normal course. • We will complete our 2024 annual performance process with merit increases and Be sure to visit Vinyl for ongoing updates bonuses in the coming months, and make equity grants in Q1. and resources, including: • Company policies and procedures will remain in place. ü Talking points to use with customers/doctors/nurses and • Management teams from both organizations are working to develop the integration suppliers/vendors strategies that will enable us to seamlessly work together after closing. ü Employee FAQs UPON CLOSING: All of your existing equity awards (i.e., granted before 2025) ü Our recent press release announcing that remain outstanding before closing will fully accelerate and be paid in cash. the transaction Any equity awards you may receive from now on will be converted to deferred ü Copies of our corporate policies, cash awards that will vest and be paid based on their original vesting including the severance plan schedules. More details will be provided. CONFIDENTIAL 5

Communicating with customers prior to closing First and foremost: When speaking to doctors, nurses and other customers, be sure to commit to providing more information as it becomes available, and to providing continuity in our services regardless of changes at the company. You may… You may NOT… ü Answer calls and questions as you normally would (i.e., “Thank you for calling Intra-ü Respond to the media (see the guidance on the next slide). Cellular Therapies. How can I help you?”) ü Discuss or exchange confidential, competitively sensitive information such as plans, contracts, ü Share high-level information if asked, including: pricing, profits, profit margins or other sensitive business information. – Intra-Cellular Therapies will join Johnson & Johnson.ü Direct or attempt to influence the actions of the other company's personnel, or allow J&J to direct our business prior to closing. – We expect to close the transaction later this year. – Until close, we will continue to operate as separate companies, with a ü Speak to customers or prospects together with J&J, or exchange sensitive customer, business continued focus on our shareholders, customers and colleagues. practice or intellectual property data. – You can expect the same level of service and quality to which you are ü Conduct any post-close market planning (e.g., pricing, competitive positioning) without advance accustomed. guidance from Legal and in accordance with the appropriate guidelines. ü Direct customers to the press release for additional details. ü Engage in other restricted activities under the transaction agreement (you will receive additional ü Refer customers to jnj.com for more information on J&J. information on this). You should continue with business as usual until you’ve been instructed differently. In case of doubt, ask your manager or function leader and consult with Legal. CONFIDENTIAL 6

Other third-party communication guidelines External Media, Press and Investors: Please do not respond to the media and refer all inquires to: [******], Vice President, Corporate Communications and Investor Relations at [******] or [******]. CONFIDENTIAL 7

We understand that you may still have questions. We are committed to providing information as it becomes available, and to making the integration as effective as possible. We expect everyone to continue to work in a professional manner and encourage you to continue to focus on your daily responsibilities while avoiding distractions. Thank you for your ongoing support. CONFIDENTIAL

Disclaimers and Legal Notices Additional Information and Where to Find It In connection with the transaction, Intra-Cellular Therapies, Inc. (“ITCI”) plans to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that ITCI may file with the SEC and send to its stockholders in connection with the transaction. Before making any voting decision, ITCI’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about ITCI and the transaction. ITCI’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about ITCI, free of charge, at the SEC’s website (www.sec.gov) Copies of the Proxy Statement (if and when available) and other documents filed by ITCI with the SEC may be obtained, without charge, by contacting ITCI through its website at https://ir.intracellulartherapies.com CONFIDENTIAL 9

Disclaimers and Legal Notices (cont’d) Participants in the Solicitation Johnson & Johnson and ITCI and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ITCI in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is available in Johnson & Johnson’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 16, 2024, and Johnson & Johnson’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 13, 2024. Information about ITCI’s directors and executive officers is available in ITCI’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and ITCI’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024. To the extent holdings of Johnson & Johnson’s or ITCI’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 3 filed by Sanjeev Narula on August 14, 2024 and the Form 4s filed by: Sharon Mates on August 23, 2024, August 28, 2024, August 30, 2024 and December 6, 2024; Joel S. Marcus on June 18, 2024 and June 25, 2024; Rory B. Riggs on June 18, 2024, June 25, 2024, July 2, 2024, October 2, 2024, October 15, 2024 and January 3, 2025; Eduardo Rene Salas on June 18, 2024 and June 25, 2024; Robert L. Van Nostrand on June 18, 2024, June 21, 2024, June 25, 2024 and July 2, 2024; Michael Halstead on November 14, 2024; Mark Neumann on August 20, 2024; and Sanjeev Narula on August 14, 2024. Investors and stockholders of ITCI are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from ITCI on ITCI’s website at www.intracellulartherapies.com or on request from Johnson & Johnson or ITCI. Additional information concerning the interests of ITCI’s participants in the solicitation, which may, in some cases, be different than those of ITCI’s stockholders generally, will be set forth in ITCI’s proxy statement relating to the proposed transaction when it becomes available. CONFIDENTIAL 10

Disclaimers and Legal Notices (cont’d) CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This communication and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the transaction. These forward-looking statements are based on ITCI’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by ITCI, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the transaction; (ii) potential litigation relating to the transaction that could be instituted by or against ITCI, Johnson & Johnson,or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the transaction will harm ITCI’s business, including current plans and operations; (iv) the ability of ITCI to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the transaction; (vi) continued availability of capital; (vii) legislative, regulatory and economic developments affecting ITCI’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the transaction that may impact ITCI’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as ITCI’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the transaction; (xii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances requiring ITCI to pay a termination fee or other expenses; (xiv) competitive responses to the transaction; (xv) ITCI’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to ITCI’s business, including those set forth in ITCI’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by ITCI with the SEC; and (xvii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on ITCI’s financial condition, results of operations, or liquidity. These forward-looking statements speak only as of the date they are made, and ITCI does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. CONFIDENTIAL 11

Exhibit 3

Commercial Leader Talking Points

Important Information

•

The following talking points are intended to help you deliver consistent information to employees regarding the Company’s agreement to enter into a transaction to join Johnson & Johnson, anticipated to be announced on January 13, 2025, and should be used during your function team meetings that day.

•

You will also receive an employee presentation with speaker notes, as well as employee FAQs, to support you. We will continue to update the FAQs on an ongoing basis. Please send additional questions to the HR mailbox [******] for potential inclusion in future updates.

•

Please note the Company remains subject to various U.S. legal requirements, including applicable SEC requirements. To ensure compliant, professional and consistent handling, any requests from media or individuals not employed by the Company should be directed to the Company’s Corporate Communications and Investor Relations Department. Please reach out to [******], Vice President, Corporate Communications and Investor Relations [******] or [******] with any questions.

•

Please ensure any communications beyond those provided are approved by [******], Senior Vice President, Chief HR Officer [******] or [******], Senior Vice President, General Counsel and Secretary [******] before distribution.

•	In the event of any questions regarding legal requirements, including our obligations under all applicable legal requirements, please contact [******].

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CONFIDENTIAL

Commercial Leader Talking Points

General Talking Points

•

Today, ITCI announced that we have reached an agreement to enter into a transaction with Johnson & Johnson. Our steadfast goal has been to improve the lives of those affected by neuropsychiatric and neurologic disorders. We are excited to move forward with a company that shares our vision and our values in making this goal a reality. In turn, J&J has reinforced their excitement to welcome our talented people and world-class expertise to their company.

•

ITCI will meaningfully complement J&J’s neuroscience position, and accelerate the expansion and differentiation of its portfolio in the neuroscience space. Our science, our expertise and our people will help serve as a catalyst for growth and enable us to achieve even more for patients around the globe – together with J&J.

•

With J&J’s resources and complementary footprint in neuropsychiatric and neurological care, we will be positioned to maximize the availability of CAPLYTA and reach more patients living with schizophrenia and bipolar disorder, including expanding CAPLYTA in territories beyond the U.S.

•

J&J’s experience in launching therapies globally in the neuroscience space will also help accelerate the potential launch of CAPLYTA for Major Depressive Disorder (MDD), and further the development of our pipeline, including ITI-1284.

•	This transaction, upon closing, will add to J&J’s robust lineup of therapies with $5 billion+ potential in peak year sales.

•

The Boards of Directors and senior management teams of both companies strongly support this transaction. Please keep in mind it is subject to customary closing conditions, including our shareholder approval, and to various regulatory reviews and approvals. We expect to complete the transaction later this year – this is called the closing.

•

In the meantime, ITCI will continue to operate as a separate company focused on growing our business and delivering value to our shareholders — we must continue business as usual. The work we continue to do today is critical to enable the work we will do together with J&J. Therefore, employees should continue to focus on their current priorities and day-to-day responsibilities, and perform their current roles. In addition, it’s important to note that until the transaction closes, the compensation and benefit programs will continue in the normal course, and company policies and procedures will remain in place.

•

Until closing of the transaction, we will continue to run our business in the normal course, and we will continue to make our own business decisions. If you have questions about whether you can inform J&J of a particular development, or consult with J&J, please contact [******], Senior Vice President, General Counsel and Secretary in advance to discuss.

•

After the anticipated closing, the transition will take some time, but we believe this represents an extraordinary opportunity to help more patients and further our development programs. Integration teams will be formed, with representatives from both companies, as soon as possible to begin our plan to work together.

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CONFIDENTIAL

Commercial Leader Talking Points

Key Messages for Our Commercial Teams

•

You may be aware that companies explore transactions like this for a variety of reasons, such as growing the business, diversifying a portfolio, and more. In this case, a reason J&J is so interested in ITCI is the potential for growth and to help advance J&J’s commitment to developing innovative treatments in areas of significant unmet need – and the capabilities we have to help them drive that. Our Commercial efforts are critical for making that happen.

•

J&J has shared with us that while they have a CNS franchise and have been a key innovator in this area, our portfolios are complementary and provide an opportunity to care for even more patients. In addition, our teams complement each other well, and J&J does not have a dedicated primary care sales force focused on CNS.

•

In other words, we have capabilities that are complementary to what J&J currently has, which is why ITCI meaningfully expands their neuroscience position. J&J communicated to us that their intention is to build on the incredible work we have done and to amplify that growth by working together and make a bigger impact to patients worldwide.

•	So what does that mean for us?

•	J&J has communicated that they are very impressed with the incredible work that you all have done to date to bring CAPLYTA to the marketplace to benefit hundreds of thousands of patients.

•	As a result they expect – and are eager for – our Commercial teams to continue our strong performance and remain focused on driving growth.

•	J&J is very focused on a successful MDD launch in the second half of 2025.

•	For example, they have expressed support for our planned sales force expansion and we expect that we will complete the expansion during the first half of 2025.

•

Please keep in mind that while we can’t predict or guarantee how the next steps will unfold, these are very positive messages that J&J has communicated to us. We hope they assure you about the opportunities that are ahead for us.

•

With this in mind, we hope that you will join us in recognizing this next chapter of our journey, and share in the belief that this opportunity creates a strong, innovative organization, united by science and our collective efforts to improve the healthcare landscape worldwide.

•

Thank you for your ongoing commitment to the Company and our employees. We appreciate your continued focus during this time. We will provide more details as they are available and post ongoing updates and resources on Vinyl.

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CONFIDENTIAL

Commercial Leader Talking Points

Additional Information and Where to Find It

In connection with the transaction, Intra-Cellular Therapies, Inc. (“ITCI”) plans to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that ITCI may file with the SEC and send to its stockholders in connection with the transaction. Before making any voting decision, ITCI’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about ITCI and the transaction.

ITCI’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about ITCI, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement (if and when available) and other documents filed by ITCI with the SEC may be obtained, without charge, by contacting ITCI through its website at https://ir.intracellulartherapies.com/

Participants in the Solicitation

Johnson & Johnson and ITCI and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ITCI in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is available in Johnson & Johnson’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 16, 2024, and Johnson & Johnson’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 13, 2024. Information about ITCI’s directors and executive officers is available in ITCI’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and ITCI’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024. To the extent holdings of Johnson & Johnson’s or ITCI’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 3 filed by Sanjeev Narula on August  14, 2024 and the Form 4s filed by: Sharon Mates on August  23, 2024, August  28, 2024, August  30, 2024 and December  6, 2024; Joel S. Marcus on June  18, 2024 and June  25, 2024; Rory B. Riggs on June  18, 2024, June  25, 2024, July  2, 2024, October  2, 2024, October  15, 2024 and January  3, 2025; Eduardo Rene Salas on June  18, 2024 and June  25, 2024; Robert L. Van Nostrand on June  18, 2024, June  21, 2024, June  25, 2024 and July  2, 2024; Michael Halstead on November  14, 2024; Mark Neumann on August  20, 2024; and Sanjeev Narula on August 14, 2024. Investors and stockholders of ITCI are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from ITCI on ITCI’s website at www.intracellulartherapies.com or on request from Johnson & Johnson or ITCI. Additional information concerning the interests of ITCI’s participants in the solicitation, which may, in some cases, be different than those of ITCI’s stockholders generally, will be set forth in ITCI’s proxy statement relating to the proposed transaction when it becomes available.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the transaction. These forward-looking statements are based on ITCI’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by ITCI, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the transaction and the anticipated benefits thereof. These and other forward-looking

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CONFIDENTIAL

Commercial Leader Talking Points

statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the transaction; (ii) potential litigation relating to the transaction that could be instituted by or against ITCI, Johnson & Johnson,or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the transaction will harm ITCI’s business, including current plans and operations; (iv) the ability of ITCI to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the transaction; (vi) continued availability of capital; (vii) legislative, regulatory and economic developments affecting ITCI’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the transaction that may impact ITCI’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as ITCI’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the transaction; (xii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances requiring ITCI to pay a termination fee or other expenses; (xiv) competitive responses to the transaction; (xv) ITCI’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to ITCI’s business, including those set forth in ITCI’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by ITCI with the SEC; and (xvii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on ITCI’s financial condition, results of operations, or liquidity. These forward-looking statements speak only as of the date they are made, and ITCI does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

5

CONFIDENTIAL

Exhibit 4

Employee FAQs

Frequently Asked Questions (FAQs)

Updated as of: January 12, 2025. Please check Vinyl for ongoing updates. If you have a question not addressed in the FAQs, please submit it to the HR mailbox [******].

The following describes certain provisions of the merger agreement entered into between ITCI and J&J. While every effort has been made to ensure the accuracy of what follows, in the event of any conflict between the statements below and the terms of the merger agreement, the terms of the merger agreement will prevail.

About the Transaction

1.	Why is this transaction good for ITCI?

Intra-Cellular Therapies will meaningfully complement Johnson & Johnson’s neuroscience position and accelerate the expansion and differentiation of its portfolio in the neuroscience space. With J&J’s resources and complementary footprint in neuropsychiatric and neurological care, we will be positioned to maximize the availability of CAPLYTA and reach more patients living with schizophrenia and bipolar disorder, including expanding CAPLYTA in territories beyond the U.S. J&J’s experience in launching therapies globally in the neuroscience space will also help accelerate the potential launch of CAPLYTA for Major Depressive Disorder (MDD) and further the development of our pipeline, including ITI-1284.

2.	Why didn’t ITCI let employees know that it was considering this transaction?

When two publicly traded companies are contemplating a transaction like this, knowledge of the plans must be restricted to as few individuals as possible until the Boards of Directors of both companies approve the transaction agreement, the agreement is signed and publicly announced. Now that the agreement is signed, we will communicate with employees the updates related to the transaction including integration plans as we are able to do so.

3.	What are the terms of the transaction?

At the close of the transaction, which is expected to occur later this year, subject to customary closing conditions, including receipt of regulatory approvals, it is expected that J&J will acquire ITCI through a merger, and ITCI will become part of J&J.

4.	When will the transaction be final?

This transaction, which has the support of the Boards of Directors and the senior management teams of both companies, remains subject to customary closing conditions, including the approval of our shareholders and certain regulatory approvals. We expect to complete the transaction later this year – this is called the closing.

5.	How will the two companies be integrated?

Until the transaction closes, we must continue to operate as two separate companies. However, we will be developing integration plans and intend to identify the appropriate resources from within both companies to serve on integration task forces. We will be working toward the smooth and timely integration of our businesses.

CONFIDENTIAL

Employee FAQs

6.	Some transactions sound great on paper, but don’t seem to work very well in reality. How do we know this transaction will be successful?

The ITCI Board of Directors and leadership team are strongly supportive and committed to this transaction. We believe our two companies are well suited for a very manageable integration, due to strong and experienced leadership and the complementary nature of the two companies’ visions and operations. While we recognize that employees may have questions about the integration process, as planning commences, you will hear more about our plans — and may be asked to participate directly in the integration process — in the months ahead.

7.	What will happen to ITCI’s leadership team? What role will they play in the integration?

J&J considers the talent at ITCI to be instrumental to J&J’s successful integration of ITCI’s business, and J&J will be working closely with ITCI’s leadership team to ensure a smooth, effective transition into J&J.

8.	What needs to happen before the transaction is complete?

The transaction remains subject to customary closing conditions, including the approval of our shareholders and certain regulatory approvals.

9.	What happens next?

We will continue to operate as separate companies, focused on continuing to grow our respective businesses and delivering the financial results we have promised to our shareholders; continue to deliver the highest quality products, with the best service to our customers; and continue to focus on improving all that we do. Management teams from both companies will work together during the coming months to plan as much as possible for the first day following the successful close.

About Our Jobs

1.	Will my current responsibilities or performance expectations change during or after the integration?

We expect to close the transaction later this year. In the meantime, you are expected to perform your job as you normally would.

2.	Will any employees be laid off as a result of the transaction, and from what areas of the Company will they come?

Between sign and close, we will remain two separate entities. During this interim period, the two companies will operate independently and therefore there will be no changes to your employment status due to the pending acquisition. J&J values ITCI’s expertise and talent, which is one of the reasons J&J agreed to acquire ITCI. During the period between sign and close, J&J intends to get to know the ITCI team more closely. ITCI and J&J leadership will be transparent and communicate with you regularly throughout the transition process if changes are anticipated.

3.	When will we know if any jobs will be eliminated?

During the period from announcement to closing, an integration planning team, which will be staffed with representatives of both companies, will recommend how best to integrate the two companies. To reiterate, J&J values ITCI’s expertise and talent, which is one of the reasons J&J agreed to acquire ITCI. J&J looks forward to getting to know the ITCI team more closely.

CONFIDENTIAL

Employee FAQs

4.	If my job is eliminated, will I receive a severance package? What happens to my bonus for the 2024 performance year? What about medical coverage?

J&J values ITCI’s expertise and talent, which is one of the reasons J&J agreed to acquire ITCI. For those of you who have an employment agreement that provides for severance protections, your employment agreement will remain in place. For everyone else, if your job is eliminated within one year following the transaction close, you will be eligible for severance, under the ITCI severance plan through the first anniversary of the closing. More detail on the ITCI severance plan is available under the Benefits section of Vinyl. However, to reiterate, the reason J&J is interested in ITCI is the potential for growth – and the capabilities ITCI’s employees have to help them drive that growth.

5.	Will employees from ITCI have to relocate?

Between sign and close, we will remain two separate entities. During this interim period, ITCI will operate independently and determine your work location. Following the closing, you will begin to learn about Johnson & Johnson’s “My Benefits and Well-Being” policies, including their flexible work arrangement policy. ITCI and J&J leadership will be transparent and communicate with you regularly if changes are anticipated post-closing.

6.	What will happen to our Bedminster, New York and Towson locations?

At this point, we will operate business as usual at all of our existing locations. If office locations should change in the future, we will let you know as soon as possible.

7.	My team was looking to bring on additional headcount — will we still be able to hire?

As we do today, we will need to make staffing decisions based on business requirements. Your team should work with Human Resources regarding all staffing needs to ensure appropriate levels of approval are secured. Keep in mind we will generally continue to operate business as usual until the transaction closes.

8.	If my team has current engagements with contractors/consultants, what will happen to those after the announcement?

Please work with Human Resources regarding any staffing needs, including any considerations for contractors/consultants. Keep in mind we will generally continue to operate business as usual until the transaction closes.

About Compensation and Benefits

1.	Will our compensation and benefits change as a result of the transaction?

Before the closing, we will remain two separate entities, and any compensation decisions will continue to be made by ITCI. Following the closing, there is expected to be an integration period during which ITCI benefit arrangements will generally remain in place. Following the closing, you will begin to learn about Johnson & Johnson’s ”My Benefits and Well-Being” offerings and the world-class benefits J&J provides.

2.	What will happen to my 401(k) benefits?

Before the closing, we will remain two separate entities, and any 401(k) decisions will continue to be made by ITCI.

3.	Will there be any changes to our annual performance process?

In the coming months we will complete our 2024 annual performance process with merit increases and bonuses. We plan to make equity grants in Q1 as usual. We will set 2025 goals and targets in the normal course.

CONFIDENTIAL

Employee FAQs

4.	What will happen to my ITCI equity?

For eligible employees, our Equity Plan aligns your financial rewards with ITCI’s long-term performance, giving you a direct stake in the Company’s growth. Upon the closing, all of your equity awards (other than grants awarded in 2025, which are addressed below) will accelerate and be paid in cash (less applicable tax withholding) with no action required on your part, based on the price agreed to in the merger agreement ($132 per share). As a result of this accelerated vesting, you don’t have the risk of forfeiture for these equity awards after the closing. The acceleration and cash-out of equity awards may have tax implications. We recommend consulting with a tax advisor to understand how this may affect your individual situation. Your pre-2025 awards will be cashed out through payroll within 10 business days following the completion of the transaction using the following approach:

•

Restricted Stock Units (RSUs): Each outstanding pre-2025 RSU you have, whether vested or unvested, will be cashed out at the time of closing. The amount you receive will be calculated by multiplying the number of pre-2025 RSUs you hold by the per share price agreed to in the merger agreement ($132 per share). This amount will be subject to applicable tax withholding, and no interest will be added.

•

Stock Options: Each outstanding and unexercised pre-2025 stock option, whether vested or unvested, will be cashed out at the time of closing. The amount you receive will be calculated by multiplying the number of shares your option represents by the difference between the per share price agreed to in the merger agreement ($132 per share) and the per share exercise price of the option. This amount will be subject to applicable tax withholding, and no interest will be added. If the exercise price of the option is equal to or higher than the per share price agreed to in the merger agreement, the option will be canceled without any payment.

To the extent you receive an equity award in 2025, any unvested awards as of the closing will be converted to a deferred cash award upon the closing based on the per share price agreed to in the merger agreement, which will continue to vest and be paid in accordance with the original vesting schedules.

5.	What will happen to my vacation time, my sick time or other leave programs?

Until the closing of the transaction, we expect to operate our vacation, sick time and other leave programs in the ordinary course. Post closing, your service with ITCI will be recognized toward vacation accruals, participation in health & welfare plans, and vesting in the J&J 401(k) and pension plans. Benefits information sessions will be held post close and will provide more information about service treatment and other related topics, and they will also address any specific questions you might have.

Getting More Information

1.	Who can I talk to if I have questions or concerns?

You may contact Human Resources and your manager with questions. You may also submit questions to the HR mailbox [******]. We realize you and others will no doubt have many questions through this process, and we will do our best to keep you informed in a manner consistent with applicable laws.

2.	Where can I find more information about the announcement?

More information about the announcement is available on ITCI’s website (www.intracellulartherapies.com) and J&J’s website (www.jnj.com). Be sure to visit Vinyl for ongoing updates and resources.

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Employee FAQs

3.	Will our customers be notified of this proposed transaction?

There is no plan to send a mass mailing or other form of announcement to our customers from “the Company” at this time. However, please keep in mind the following points as you communicate with your contacts about the proposed transaction:

•	Until closing, we remain separate companies and are continuing business as usual.

•	Recognize that there are strict rules about what can be said regarding the transaction before it has been approved.

•	Commit to providing more information as it is available and to providing continuity in our services regardless of internal changes at the Company. As you well know, customers are our first priority.

Talking points for customers, as well as suppliers/vendors, are posted on Vinyl.

4.	How should employees respond if they are asked by customers or third parties about the transaction or the effects of the transaction?

Employees should tell customers or other third parties that, until closing, we remain separate companies and are continuing business as usual. Any further questions should be routed through managers and the legal department.

5.	How will we know what is happening over the next few months?

The management teams of both companies are committed to communicating with you in a timely and consistent manner about the progress of the transaction and integration planning activities.

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Employee FAQs

Additional Information and Where to Find It

In connection with the transaction, Intra-Cellular Therapies, Inc. (“ITCI”) plans to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that ITCI may file with the SEC and send to its stockholders in connection with the transaction. Before making any voting decision, ITCI’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about ITCI and the transaction.

ITCI’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about ITCI, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement (if and when available) and other documents filed by ITCI with the SEC may be obtained, without charge, by contacting ITCI through its website at https://ir.intracellulartherapies.com/.

Participants in the Solicitation

Johnson & Johnson and ITCI and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ITCI in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is available in Johnson & Johnson’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 16, 2024, and Johnson & Johnson’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 13, 2024. Information about ITCI’s directors and executive officers is available in ITCI’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and ITCI’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024. To the extent holdings of Johnson & Johnson’s or ITCI’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 3 filed by Sanjeev Narula on August 14, 2024 and the Form 4s filed by: Sharon Mates on August 23, 2024, August 28, 2024, August 30, 2024 and December 6, 2024; Joel S. Marcus on June 18, 2024 and June 25, 2024; Rory B. Riggs on June 18, 2024, June 25, 2024, July 2, 2024, October 2, 2024, October 15, 2024 and January 3, 2025; Eduardo Rene Salas on June 18, 2024 and June 25, 2024; Robert L. Van Nostrand on June 18, 2024, June 21, 2024, June 25, 2024 and July 2, 2024; Michael Halstead on November 14, 2024; Mark Neumann on August 20, 2024; and Sanjeev Narula on August 14, 2024. Investors and stockholders of ITCI are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from ITCI on ITCI’s website at www.intracellulartherapies.com or on request from Johnson & Johnson or ITCI. Additional information concerning the interests of ITCI’s participants in the solicitation, which may, in some cases, be different than those of ITCI’s stockholders generally, will be set forth in ITCI’s proxy statement relating to the proposed transaction when it becomes available.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the transaction. These forward-looking statements are based on ITCI’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by ITCI, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may

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Employee FAQs

not occur, such as the consummation of the transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the transaction; (ii) potential litigation relating to the transaction that could be instituted by or against ITCI, Johnson & Johnson,or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the transaction will harm ITCI’s business, including current plans and operations; (iv) the ability of ITCI to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the transaction; (vi) continued availability of capital; (vii) legislative, regulatory and economic developments affecting ITCI’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the transaction that may impact ITCI’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as ITCI’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the transaction; (xii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances requiring ITCI to pay a termination fee or other expenses; (xiv) competitive responses to the transaction; (xv) ITCI’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to ITCI’s business, including those set forth in ITCI’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by ITCI with the SEC; and (xvii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on ITCI’s financial condition, results of operations, or liquidity. These forward-looking statements speak only as of the date they are made, and ITCI does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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Exhibit 5